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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  April 1, 1999
                         -------------------------------
                        (Date of earliest event reported)

                           THE NOSTALGIA NETWORK, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
          DELAWARE                           0-13102                       84-0923659
(State of Other Jurisdiction          (Commission File No.)             (I.R.S. Employer
      of Incorporation)                                                Identification No.)
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              650 MASSACHUSETTS AVENUE, N.W. WASHINGTON, D.C. 20001
                    (Address of Principal Executive Offices)

                                 (202) 289-6633
                         (Registrant's Telephone Number)


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On April 1, 1999, BDO Seidman, LLP ("BDO"), Registrant's certifying accountant, notified Registrant that the auditor-client relationship between the Registrant and BDO had terminated and that it would decline to stand for re-election. BDO's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles. During the last two fiscal years and through the subsequent interim period, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Registrant has engaged Grant Thornton LLP ("Grant Thornton") as Registrant's certifying accountant as of April 2, 1999 and will submit the retention of Grant Thornton for ratification to the Registrant's shareholders at its 1999 annual meeting.

ITEM 7.           EXHIBITS.

EXHIBIT NO.

16          Letter from BDO Seidman, LLP to the Commission, dated
            _______________, 1999, stating that it agrees with the statements made in Registrant's Report on Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 1999

                              -------------------------------------------------
                              The Nostalgia Network, Inc.
                              SQuire D. Rushnell
                              President, Chief Executive Officer and Director